SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   May 4, 2007

MagneGas Corporation
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-51883	26-0250418
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

35246 US Highway 19 North, #311
Palm Harbor, Florida 34684
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(727) 932-9593
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 5.02.    Election of Directors.

On May 4, 2007, the Board of Directors elected Carla Santilli as Director.  On May 4, 2007, the Board of Directors elected Luisa Ingargiola as Director, Chief Financial Officer, and Secretary.  Both Ms. Santilli and Ms. Ingargiola were unimously elected and ratified to serve an initial 1 year term by the existing board members.

Luisa Ingargiola, 40,
Director, Chief Financial Officer, Secretary

Luisa Ingargiola graduated in 1989 from Boston University with a Bachelor Degree in Business Administration and a concentration in Finance.  In 1996 Ms. Ingargiola received her Master’s Degree in Business Administration from the University of South Florida.  In 1990 she joined Boston Capital Partners as an Investment Advisor in their Limited Partnership Division.  In this capacity, Ms. Ingargiola worked with investors and partners to report investment results, file tax forms, and recommend investments.

In 1992, Ms. Ingargiola joined MetLife Insurance Company as a Budget and Expense Manager.  In this capacity she managed a $30 million dollar annual budget.  Ms. Ingargiola’s responsibilities included budget implementation, expense and variance analysis and financial reporting.

In 2007 Ms. Ingargiola began work on the Magnegas Corporation business plan in preparation for her new role as Director, Chief Financial Officer, and Secretary.

Carla Santilli, 65
Director

Carla Santilli holds a Master Degree in Human Services Administration from the School of Social Work of Boston University. Mrs. Santilli has held the positions of Clinical Social Worker and Community Programs Coordinator for the State of Massachussets.

Since the late 1980’s Mrs. Santilli has been employed as President and Chief Executive Officer of Hadronic Press, Inc, a physics and mathematics academic publishing company.  In this capacity, Mrs. Santilli had directed the growth of this company from start-up to become one of the world’s leading physics and mathematics publishing companies.   Books and journals published by Hadronic Press can be found in all of the leading University libraries across the world.  Mrs. Santilli has also been involved in the private sector as grant administrator and public relations specialist in the fields of academic publishing and environmental sciences.

No transactions have occurred in the last two years to which the Company was a party in which either Ms. Ingargiola or Mrs. Santilli has had or is to have a direct or indirect material interest.  Neither Ms. Ingargiola nor Mrs. Santilli has an employment agreement with the Company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:
None
(b)	Pro Forma Financial Information
None
(c)	Exhibits.
None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Magnegas Corporation

By:	/s/ Dr. Ruggero Maria Santilli
Dr. Ruggero Maria Santilli, Chairman and CEO

Dated: June 25, 2007